CONFIDENTIAL SECOND AMENDMENT TO OWNER'S LICENSE AGREEMENT AND FIRST AMENDMENT Exhibit C-1 Tiris Second Amendment ("Second Amendment'') to the OWNER'S LICENSE AGREEMENT ("License Agreement") and First Amendment is made and entered into as of March 25, 2022 by and between ELEMENT, LLC, a Kansas limited liability company ("Owner"), and ICM, Inc., a Kansas corporation ("ICM"). Owner and ICM each may be referred to hereinafter individually as a "party", or collectively as the "parties." WHEREAS, the Parties have previously entered into that certain License Agreement effective March 2, 2018, a First Amendment effective December 16, 2020, and now desll'e to amend the License Agreement and the First Amendment with this Second Amendment. FOR M'D IN CONSIDERATION of the mutual promises, covenants and agreements and for other good and valuable consideration contained herein, and in the License Agreement, the Parties agree as follows: l. Amendment of Proprietary Property Defined. The Proprietary Property Defined in Section 2 of the First Amendment, paragraph l will be deleted and replaced with the following: 2. Proprietary Property Defined. The "Proprietary Property" includes (i) ICM's trademark names of Selective Milling Technology™, SMT™, Selective Milling Technology V2™, SMT V2™, Fiber Separation Technology Next Gen™, FST Next Gen™, Feed Optimization Technology™, FOJ'TM, Thin Stillage Solids Separation™ Phases I and 2, TS4™ Phases I and 2, Base Tricanter System™, BTS™, Generation 1.5 Grain Fiber to Cellulosic Ethanol Technology™, Distillation Vacuum Technology™, DVT™, PROTOMAXTM, Hi-Pro™, ProMax 1.5™, NutriMax™, and SOLMAXTM, which are trademarked names for the innovative technologies or products included within the Plant, which ICM grants Owner a License to use in association with the operation of the Plant; and (ii) ICM's trade secrets, inventions, list of patents and patent applications shown in Appendix 1, to be filed utility patent applications and/or patents that will issue, which correspond to the patent applications listed for the identified relevant technologies in Appendix 1, and know-how that may include: trade secret base design of Generation 1.0 grain to ethanol manufacturing processes with it.s innovative technologies including, patented distillation processes, patented Selective Milling Technology™, patented Selective MilJing Technology V2™, patented Fiber Separation Technology Next Gen™, patent pending MZSA Auto Wash System, patent pending Feed Optimization Technology™, patented and patent-pending Thin Stillage Solids Separation™ Phases I and 2, patented Advanced Gasification Technology, trade secret Base Tricanter System™, patent pending Generation 1.5 Grain Fiber to Cellulosic Ethanol Technology™, patent-pending Distillation Vacuum Technology™, patented and proprietary MZSA, patent pending screens and flingers, proprietary roller mills for dry grinding and wet grinding, proprietary rotary press, proprietary integration of gasifier, turbines and boilers, and proprietary piston pump, which ICM "grants Owner a License to use in association with the operation of the Plant. . For clarification, the License does not grant the right to produce any feed products other than Distillers Grains, Hi-Pro (i.e., FSTNext Gen™ Hi-Pro), NutriMax™ (i.e., FST Next GenTM Fiber with Syrup), SOLM.AXTM (i.e., TS4TM Phases 1 and 2 Syrup), PROTOMAX™ ICM Trade Secret lnfonnation Exempted from Public Disc]osure under US Freedom of Information Act 5 USC § 552(bX4) and under KS Open Records Act § 45-221. ICM Proprietaty/Confidential Commercial and Trade Secret Infonnation Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act © 2022 ICM, Inc. Al] Rights Reserved. Page 1 [***] Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

(i.e., fermentation protein product not less than [***] protein as sold) and ProMax 1.5™ (i.e., Gen 1.5 Hi-Pro Distillers Dried Grains with Solubles).

Paragraphs 2 and 3 of the Proprietary Property Defined in the License Agreement will remain the same.

2. Amendment of Entire Agreement. The **Entire Agreement** in Section 16 of the License Agreement and First Amendment will be deleted and replaced with the following:

   16. **Entire Agreement**. The terms and conditions of this Second Amendment, the License Agreement and the First Amendment combined with the other agreements that have been executed by Owner and ICM will constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations by or between the parties, written or oral. No rule of construction, whether to the effect that any ambiguity is to be resolved against the drafting party or otherwise, or prior course of dealing or course of performance shall be applicable in the interpretation of this License Agreement and amendments. This License Agreement and amendments may not be modified or amended at any time without the written consent of the parties.

3. Amendment of Appendix 1. The **APPENDIX 1 TO OWNER'S LICENSE AGREEMENT** and **FIRST AMENDMENT** will be deleted and replaced with AMENDED APPENDIX 1 IN THE SECOND AMENDMENT TO THE OWNER'S LICENSE AGREEMENT AND FIRST AMENDMENT. The chart for the AMENDED APPENDIX 1 is shown as appendix, after the signature page of the Second Amendment.

4. Ratification. After full execution of this Second Amendment, the License Agreement and First Amendment shall be deemed to include the amendments herein. All other terms, provisions, and conditions of the License Agreement and First Amendment are hereby ratified and affirmed and shall remain in full force and effect in accordance with the terms, provisions, and conditions.

5. Signatures. The Parties have agreed to sign the same document by exchanging their signatures electronically, and to each rely upon a photocopy of the fully signed Second Amendment as if it were an original.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to the License Agreement and First Amendment to be executed by and through their duly authorized representatives, as of the date first written on page 1. FINAL VERSION APPROVED: IN

Owner: ACCOUNTING	ICM:
ELEMENT, LLC LEGAL DEPT.	CMW 3/31/22 **ICM, Inc.**
Rod Harris	
By: Rod Harris	By: Chris Mitchell
Title: President & CEO	Title: President
Date Signed: 3/31/22	Date Signed: 4/6/22

ICM Trade Secret Information Exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. © 2022 ICM, Inc. All Rights Reserved.
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Address for giving notices: 1 Element Drive Colwich, KS 67030 Address for giving notices: 301 North First Street Colwich, KS 67030 ICM Trade Secret Information Exempted from Public Disclosure under US Freedom of Information Act 5 USC § 552(b )(4) and under KS Open Records Act§ 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. © 2022 ICM, Inc. All Rights Reserved. Page 3

AMENDED APPENDIX I IN THE SECOND AMENDMENT TO OWNER'S LICENSE AGREEMENT AND FIRST AMENDMENT LIST OF ICM PATENTS AND PATENT APPLICATIONS I Patent Number or Title I Pertains to Filing Date License Date Patent Application ! Technology Number , 7,297 236 , Ethanol Distillation Process Distillation Jun 28, 2002 Mar 2, 2018 7,572,353 Ethanol Distillation Process Distillation Aug 23, Mar 2, 2018 2006 8,377,155 Auger Gasifier with Continuous Gasifier Feb 20, 2009 Mar 2, 2018 Fee 9,012,191 Dry Grind Ethanol Production SMTTM Mar 23, 2012 Dec 9, 2020 i Process and System with Front I End Milline: Method 9 376,504 H vbrid Seoaration SMTV2™ Sen 16 2013 Mar2 2018 t 15/187 563 Hvbrid Seoaration SMTV2™ Jun 20. 2016 Mar 2, 2018 15/796,446 Design Improvements for SMTV2™ Oct 27, 2017 Mar 2, 2018 Mechanical Seoaration Devices I 9 376 504 Hvbrid Seoaration MZSA Seo 16 2013 Mar 2 2018 9,718,006 Multi-zoned Screening Apparatus MZSA Aug 13, Mar 2, 2018 2013 15/796,446 Design Improvements for MZSA, screens and Oct 27, 2017 Mar 2, 2018 Mechanical Seoaration Devices flin11:ers 9 376 504 Hybrid Separation Roller Mill S"" 16, 2013 Mar2 2018 10,260 031 Ootimized Dewatering Process FSTNextGen™ Dec 1 2014 Mar 2 2018 9 376 504 Hybrid Seoaration FST Next Gen™ Sim 16 2013 Mar 2, 2018 ; 15/187,563 Hvbrid Seoaration FST Next Gen™ Jun20 2016 Mar 2, 2018 ! 16/875,894 Feed Optimization Technology FOT'"M, higher May 15, Dec 9, 2020 protein 2020 8,986,551 Suspended Solids Separation TS4™Phase l Jun 22, 2012 Mar 2, 2018 Systems and Methods 16/624,811 Fractionated Stillage Separation TS4TM Phases l & Jun 19, 2017 Mar 2, 2018 16/624,831 and Feed Products 2 ; 14/486970 Chemical Process to Remove TS4™Phase2 Sep 15, 2014 Mar 2, 2018 Suspended Solids 14/775,627 Cellulosic Biofuel Gen 1.5 Mar 14 2014 Mar 2, 2018 15/735,107 Cellulosic Biofuel and Co- Gen 1.5 Dec 8, 2017 Mar 2, 2018 products 16/872,368 Distillation Vacuum Technology Distillation, May 10, Dec 9, 2020 Evaooration 2019 i 63/302,998 Mechanical Separation Device. MZSA 1-fAn . 75, ?.022 Mar. 25, 2022 with Screen Washinl!: System ICM Trade Secret Information Exempted from Public Disclosure under US Freedom of Information Act 5 USC§ 552(b)(4) and under KS Open Records Act § 45-221. ICM Proprietary/Confidential Commercial and Trade Secret Information Protected by Confidentiality Agreement, U.S. Economic Espionage Act, and Uniform Trade Secrets Act. (0 2022 ICM, Inc. All Rights Reserved. Page 4 ' I l I I I I [***] [***]